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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


             _______________________________________________________

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

             _______________________________________________________

        Date of report (Date of earliest event reported) January 9, 2002


                                 GOAMERICA, INC.
                                 ---------------

               (Exact Name of Registrant as Specified in Charter)

        Delaware                     0-29359                   22-3693371
--------------------------------------------------------------------------------
(State or Other Jurisdiction  (Commission  File Number)       (IRS Employer
      of  Incorporation)                                   Identification No.)



                   433 Hackensack Avenue, Hackensack NJ  07601
                   -------------------------------------------
              (Address of principal executive offices)  (Zip Code)

        Registrant's telephone number, including area code (201) 996-1717


--------------------------------------------------------------------------------

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ITEM  5.  OTHER  EVENTS

On January 9, 2003, GoAmerica, Inc., a Delaware corporation (the "Company"), announced the following changes to its management and Board of Directors:

- Dan Luis, former President and COO of the Company, was appointed Chief Executive Officer and appointed a director to complete the remaining term of Brian Bailey (see below);

- Aaron Dobrinsky, former Chairman and Chief Executive Officer of the Company, was named Executive Chairman;

- King R. Lee, an industry veteran, was elected by the Board on January 9, 2003 to complete the remaining term of Adam Dell (see below); and

- Adam Dell of Impact Venture Partners and Brian Bailey of Carousel Capital resigned from the Board. Neither Mr. Dell nor Mr. Bailey expressed any disagreements with the Company on any matters relating to the Company's operations, policies or practices and therefore, the Company is reporting these resignations under Item 5 rather than Item 6.

A copy of the press release relating to such management and Board changes is furnished as Exhibit 99.1 but is not filed or incorporated herein except to the extent necessary for compliance with Regulation FD (see Item 9 below). Copies of the resignation letters of Messrs. Dell and Bailey are attached to this Report as Exhibits 99.2 and 99.3, respectively.

  ITEM  7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

Except to the extent identified in Item 9 of this Report, the following Exhibits are filed as part of this Report on Form 8-K:

99.1    Press  Release  of  GoAmerica,  Inc.  dated  January  9,  2003.

99.2    Letter  of  Resignation  of  Adam  Dell.

99.3    Letter  of  Resignation  of  Brian  Bailey.

ITEM  9.  REGULATION  FD  DISCLOSURE.

The Company is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the Company's news release, dated January 9, 2003, that reports the Company's management and Board changes.

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The  information  in this Current Report on Form 8-K under Item 9, including the subject exhibit, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GOAMERICA, INC.

                              By:  /s/  Francis  J.  Elenio
                              -----------------------------
                              Name:  Francis  J.  Elenio
                              Title:  Chief  Financial  Officer  and  Secretary


Date:  January  13,  2003

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EXHIBIT  INDEX

Exhibit  No.   Description
------------   -----------

99.1           Press  Release  of  GoAmerica,  Inc.  dated  January  9,  2003.

99.2           Letter  of  Resignation  of  Adam  Dell.

99.3           Letter  of  Resignation  of  Brian  Bailey.





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